THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
Lincoln Life Variable Annuity Account N

Lincoln InvestmentSolutionsSM RIA

Supplement dated September 12, 2017 to the prospectus dated May 1, 2017

This supplement outlines changes to your Lincoln InvestmentSolutionsSM RIA individual annuity contract.  All other provisions outlined in your prospectus remain unchanged. This supplement is for informational purposes only and requires no action on your part.

Investment Requirements for Other Living Benefit Riders. The following change is effective beginning September 25, 2017, and applies to elections of Lincoln Market Select® Advantage, 4LATER® Select Advantage, and i4LIFE® Advantage Select Guaranteed Income Benefit.
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Investments must be at least 20% of Contract Value or Account Value among the subaccounts listed in Group 1 (previously 30%), and cannot exceed 80% of Contract Value or Account Value among the subaccounts listed in Group 2 (previously 70%). Please see your prospectus for the list of available funds in each Group.

Please keep this supplement for future reference.